Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 17

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 17 (SA-17) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing agree to [***] the [***] 787-9 Aircraft in Table 5(R1), with the current [***] in [***] to revised [***] in [***]; and
WHEREAS, Customer and Boeing agree to [***] the [***] 787-9 Aircraft in Table 7, with the current [***] in [***] to revised [***] in [***];
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.Table of Contents.

The Table of Contents referencing SA-16 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-17 in the footer. Such
PA 3219    SA-17        Page 1
BOEING PROPRIETARY

new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.

2.1Table 5(R2). Table 5(R1) entitled “787-9 [***] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-16 in the footer is deleted in its entirety and is replaced with the similarly titled Table 5(R2) (attached hereto) referencing SA-17 in the footer. Table 5(R2) is hereby incorporated into the Purchase Agreement in replacement of Table 5(R1).

2.2    Table 7(R1). Table 7 entitled “[***] 787-9 [***] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-16 in the footer is deleted in its entirety and is replaced with the similarly titled Table 7(R1) (attached hereto) referencing SA-17 in the footer. Table 7(R1) is hereby incorporated into the Purchase Agreement in replacement of Table 7.
3.Advance Payments.
3.1    Upon execution of this SA-17, [***]. Due to the revision of the [***] of the 787-9 Aircraft a [***]. For the avoidance of doubt, the [***]. The [***].

3.2    Boeing [***] (the [***]) (the [***]) in the [***] ([***]) pursuant to the [***] ([***]) which was [***] (the [***]). Boeing shall apply [***] ([***]) [***]. This will [***] ([***]) ([***]). Boeing will [***] (including, but not limited to, [***] (as defined in the [***]) and the [***]) is [***], [***] the terms of the Purchase Agreement are applicable.
4.Effect on Purchase Agreement.
4.1Table 5 Reference Clarifications.
4.1.1The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 5(R1)” is now deemed to refer to “Table 5(R2)”. Specifically, the locations of such references are (but may not be limited to) as follows:
PA 3219    SA-17    Page 2
BOEING PROPRIETARY

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[***]”
Section 1 (definition of “[***]”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[***]”
Sections 4a2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[***]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Section 1.3.1.1 of Letter Agreement AAL-1604503 entitled “[***]”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

4.2Table 7 Reference Clarifications.
4.2.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 7” is now deemed to refer to “Table 7(R1)”. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[***]” ([***])
PA 3219    SA-17    Page 3
BOEING PROPRIETARY

Section 1 (definition of “[***]”) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[***]”
Sections 4a.2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[***]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

4.3    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

PA 3219    SA-17    Page 4
BOEING PROPRIETARY

AGREED AND ACCEPTED
January 31, 2022
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 3219    SA-17    Page 5
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([***] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([***] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R2) 6(R2) 7(R1)	2018 787-9 [***] Aircraft Information Table – GENX 2018 787-8 [***] Aircraft Information Table-GENX 2018 787-9 [***] Aircraft Information Table – GENX	SA-17 SA-16 SA-17

EXHIBIT
A(R3).	Aircraft Configuration for [***] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [***] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[***]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[***]
~~EE1.~~	[***] WITHDRAWN	SA-2
EE2.	[***]	SA-4
P.A. No. 3219     SA-17
Table of Contents         Page i
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER
3219-01	[***]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[***]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[***] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[***] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[***] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[***] Terminated	SA-3
6-1162-CLO-1039	[***]
6-1162-CLO-1042	[***]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[***]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[***]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
P.A. No. 3219     SA-17
Table of Contents         Page ii
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~  Attachment C(R4)	SA-11
	Attachment D – Form of Purchase Agreement Supplement	SA-11
Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement		SA-6
~~6-1162-TRW-0665~~	[***] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[***]WITHDRAWN	SA-3
6-1162-TRW-0667R3	[***]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[***] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[***]	SA-11
AAL-PA-3219-LA-08837R1	[***]	SA-6
AAL-PA-3219-LA-08838	[***]	SA-3
AAL-LA-1106678	[***]	SA-3
AAL-PA-3219-LA-1302236R2	[***]	SA-13
AAL-PA-3219-LA-1604503R1	[***]	SA-8
AAL-PA-03219-LA-1701988	[***]	SA-10
AAL-PA-03219_LA-1804779	[***]	SA-11
AAL-PA-03219-LA-1802262R1	[***]	SA-12
AAL-PA-03219-LA-1802492 AAL-PA-3219-LA-2001170 AAL-PA-3219-2101557 AAL-LA-2100530	Open Configuration Matters [***] [***] [***]	SA-11 SA-15 SA-16 SA-16
P.A. No. 3219     SA-17
Table of Contents         Page iii
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [***] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [***] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [***] Schedule	SA-11

P.A. No. 3219     SA-17
Table of Contents         Page iv
BOEING PROPRIETARY

Attachment 5(R2) To
Purchase Agreement No. 03219
787-9 [***] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		787-9	[***] pounds	Detail Specification:		[***] 2Q21 External Fcst
Engine Model/Thrust:		GENX-1B74/75	[***] pounds	Airframe Price Base Year/Escalation Formula:			[***]	[***]
Airframe Price:			$[***]	Engine Price Base Year/Escalation Formula:			[***]	[***]
Optional Features:			$[***]
Sub-Total of Airframe and Features:			$[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):			$[***]	Base Year Index (ECI):			[***]
Aircraft Basic Price (Excluding BFE/SPE):			$[***]	Base Year Index (CPI):			[***]
Buyer Furnished Equipment (BFE) Estimate:			$[***]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:			$[***]	Base Year Index (ECI):			[***]
LIFT Seats Provided by Boeing (Estimate):			$[***]	Base Year Index (CPI):			[***]
Deposit per Aircraft:			$[***]
		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	[***]	[***]	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[***]	[***]	[***]	[***]
[***]-2024	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2024	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2024	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2024	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2024	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2025	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2025	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2025	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]

AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-17 Table 5(R2)        Page 1

Attachment 5(R2) To
Purchase Agreement No. 03219
787-9 [***] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	[***]	[***].	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[***]	[***]	[***]	[***]
[***]-2025	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2025	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2026	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2026	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2026	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2026	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2027	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2027	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2027	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]y-2027	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Total:	25
Note: [***]
[***]
[***]
Note: [***]
AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-17 Table 5(R2)        Page 2

Attachment 7(R1) To
Purchase Agreement No. 03219
[***] 787-9 [***] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		787-9	[***] pounds	Detail Specification:		[***] 2Q21 External Fcst
Engine Model/Thrust:		GENX-1B74/75	[***]0 pounds	Airframe Price Base Year/Escalation Formula:			[***]	[***]
Airframe Price:			$[***]	Engine Price Base Year/Escalation Formula:			[***]	[***]
Optional Features:			$[***]
Sub-Total of Airframe and Features:			$[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):			$[***]	Base Year Index (ECI):			[***]
Aircraft Basic Price (Excluding BFE/SPE):			$[***]	Base Year Index (CPI):			[***]
Buyer Furnished Equipment (BFE) Estimate:			$[***]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:			$[***]	Base Year Index (ECI):			[***]
LIFT Seats Provided by Boeing (Estimate):			$[***]	Base Year Index (CPI):			[***]
Deposit per Aircraft:			$[***]
		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	[***]	[***]	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[***]	[***]	[***]	[***]
[***]-2023	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2023	2	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2023	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2024	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]-2023	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Total:	5
Note: [***]
[***]
Note: [***]

AAL-PA-03219 118038-1F.txt    BOEING PROPRIETARY    SA-17 Table 7(R1)